Exhibit 10.3

TERMINATION AGREEMENT

This Termination Agreement is between TRX, Inc., a Georgia corporation (“Service Provider”), TRX Technology Services, L.P. d/b/a RESX Technologies, and nuTravel Technology Solutions, LLC, a Delaware limited liability company (“Purchaser”).

Service Provider and Purchaser entered into a Transition Services Agreement dated November 3, 2011 (the “Agreement”) and an Escrow Agreement dated November 3, 2011 (the “Indemnity Escrow Agreement”) in connection with an Asset Purchase Agreement between the parties dated November 3, 2011 (the “APA”). Service Provider and Purchaser desire to terminate the Agreement and the Escrow Agreement. To this end, the parties agree as follows:

1. The Agreement shall terminate on April 30, 2012. The parties agree that the termination of the Agreement shall not terminate Purchaser’s obligations and rights under (and subject to) Section 2.1 of the APA.

2. Beginning on May 1, 2012 and through no later than December 31, 2012 (the “Use Period”), Service Provider shall provide Purchaser * with: (1) access to and the use of * as designated by Service Provider * as is reasonably necessary for use by those former Service Provider employees hired by Purchaser (those employees, the “Transitioned Employees”), * and (2) the same or similar access to *. Purchaser acknowledges that its right to use * is subject in all respects to *. Purchaser shall maintain during the Use Period commercial general liability insurance covering its and its employees’ personal property and workers compensation insurance; Purchaser acknowledges that Service Provider will not maintain any of the foregoing insurance with respect to Purchaser’s employees or such personal property.

3. Purchaser shall protect, indemnify and save and hold Service Provider harmless from and against all losses, costs, expenses, damages and liabilities (including, without limitation, reasonable attorney’s fees) of every kind and nature whatsoever, incurred by Service Provider to the extent caused by (i) any accident, death, injury or damage which shall happen in *, or any part thereof, caused by Purchaser’s employees, except to the extent said loss or damage is caused by Service Provider’s (or Service Provider’s contractors, agents or employees) negligence or willful misconduct, or (ii) failure by Purchaser to * on or before December 31, 2012.

4. Purchaser may terminate its use of * at any time on thirty (30) days prior written notice. If Purchaser terminates its use of * at any time prior to December 31, 2012, Service Provider shall give Purchaser a * during the Use Period that the Transitioned Employees are *. For example, *.

* CONFIDENTIAL TREATMENT REQUESTED

5. Within five (5) days after entering into this Termination Agreement, Purchaser shall instruct the Escrow Agent to release to Service Provider the Escrow Deposit (as defined in the Indemnity Escrow Agreement) by executing the Termination of Indemnity Escrow Agreement attached hereto as Exhibit 2.

6. Effective on May 1, 2012, Purchaser shall, for no additional charge, provide access to the *. If Service Provider requires *.

7. While working * and thereafter, the Transitioned Employees and other Purchaser representatives (“Representatives”) may have access to certain confidential and proprietary information of Service Provider or its customers (“Confidential Information”) and Service Provider may have access to certain Confidential Information related to Purchaser. Each party shall treat any such Confidential Information in accordance with, and subject to, the Confidentiality Agreement between Service Provider and Purchaser dated as of January 11, 2011 (the “NDA”), and each party agrees that the NDA protects Confidential Information of a party obtained by the other party after the consummation of the transaction contemplated in the APA.

8. Service Provider hereby sells to Purchaser those assets listed in the Bill of Sale attached hereto as Exhibit 1 (those assets, the “Acquired Assets”) for the price stated in the Bill of Sale, and Service Provider shall deliver to Purchaser the signed Bill of Sale transferring to Purchaser title in and to the Acquired Assets. Purchaser shall remit payment for the Acquired Assets within five (5) days of execution of this Termination Agreement. Service Provider represents and warrants that it has good, valid, and marketable title to the Acquired Assets free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions, and encumbrances of any nature. Except for the foregoing warranty, the Acquired Assets are sold AS IS, WHERE IS, AND WITH ALL FAULTS.

9. This Termination Agreement will become effective when both parties have signed it. The date this Termination Agreement is signed by the last party to sign it (as indicated by the date associated with that party’s signature) will be deemed the date of this Termination Agreement.

* CONFIDENTIAL TREATMENT REQUESTED

Each party is signing this Termination Agreement on the date stated below its signature.

NUTRAVEL TECHNOLOGY SOLUTIONS, LLC		TRX, INC.

By:	/s/ Carmine Carpanzano	By:	/s/ H. Shane Hammond
Name:	Carmine Carpanzano	Name:	H. Shane Hammond

Title:	President and CEO	Title:	President and CEO
Date:	May 2, 2012	Date:	3 May 2012

TRX TECHNOLOGY SERVICES, L.P. d/b/a RESX TECHNOLOGIES

		By:	/s/ H. Shane Hammond
		Name:	H. Shane Hammond
		Title:	President
		Date:	3 May 2012

EXHIBIT 1

BILL OF SALE

TRX, Inc. (“Seller”), for and in consideration of * the receipt of which is hereby acknowledged and paid by nuTravel Technology Solutions, LLC (“Purchaser”), hereby sells, transfers, grants, and conveys to Purchaser, its successors and assigns, all of Seller’s right, title, and interest in and to the following assets (those assets, the “Acquired Assets”):

Item Number	Description	Type and Model	User	Serial Number	Quantity	Acquisition Price
*

* CONFIDENTIAL TREATMENT REQUESTED

Seller represents and warrants that it has good, valid, and marketable title to the Acquired Assets free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions, and encumbrances of any nature. Except for the foregoing warranty, the Acquired Assets are sold AS IS, WHERE IS, AND WITH ALL FAULTS. For the avoidance of doubt, no licenses to any third party software are being conveyed hereunder.

This Bill of Sale will become effective when both parties have signed it. The date this Bill of Sale is signed by the last party to sign it (as indicated by the date associated with that party’s signature) will be deemed the date of this Bill of Sale.

Each party is signing this Bill of Sale on the date stated below its signature.

NUTRAVEL TECHNOLOGY SOLUTIONS, LLC		TRX, INC.

By:	/s/ Carmine Carpanzano	By:	/s/ H. Shane Hammond

Name:	Carmine Carpanzano	Name:	H. Shane Hammond

Title:	President and CEO	Title:	President and CEO
Date:	May 2, 2012	Date:	3 May 2012

TRX TECHNOLOGY SERVICES, L.P. d/b/a RESX TECHNOLOGIES

		By:	/s/ H. Shane Hammond
		Name:	H. Shane Hammond
		Title:	President
		Date:	3 May 2012

Exhibit 2

TERMINATION OF INDEMNITY ESCROW AGREEMENT

This Termination of Indemnity Escrow Agreement is dated May 1, 2012 and is between and among nuTravel Technology Solutions, LLC, a Delaware limited liability company (“Purchaser”), TRX, Inc., a Georgia corporation (“Seller”), and Coleman Talley LLP as escrow agent (“Escrow Agent”).

Purchaser, Seller and Escrow Agent have executed and delivered that certain Indemnity Escrow Agreement dated November 3, 2011, pursuant to which Purchaser deposited $200,000 into escrow (the “Escrow Deposit”) to be distributed as provided therein.

Purchaser and Seller have agreed to terminate the Indemnity Escrow Agreement and direct the Escrow Agent to distribute the Escrow Deposit plus any accrued interest to Seller.

Purchaser and Seller therefore agree as follows:

1. Distribution of Escrow Deposit. Purchaser and Seller hereby direct Escrow Agent to distribute the Escrow Deposit, plus any accrued interest, to Seller.

2. Termination of Indemnity Escrow Agreement. The Indemnity Escrow Agreement is hereby terminated.

Executed by the parties as of the day and year first above written.

TRX, INC.

By:	/s/ H. Shane Hammond
Name:	H. Shane Hammond
Title:	President and CEO

nuTRAVEL TECHNOLOGY SOLUTIONS, LLC

By:	/s/ Carmine Carpanzano
Name:	Carmine Carpanzano
Title:	President and CEO

COLEMAN TALLEY, LLP

By:	/s/ Lisa W. Wannamaker
Name:	Lisa W. Wannamaker
Title:	Partner